Exhibit 99.1

KANSAS CITY SOUTHERN
KCS and TMM amended acquisition agreement summary

KANSAS CITY SOUTHERN
In connection with the proposed transaction, KCS will file relevant materials with the Securities and Exchange Commission (“SEC”), including an amended proxy statement soliciting stockholder approval of certain actions in connection with the transaction. Stockholders are urged to read the amended proxy statement, as well as any amendments and supplements to the proxy statement (if and when they become available) and any other relevant documents filed with the SEC, because they will contain important information about the transaction. Stockholders and investors may obtain the amended proxy statement and any other relevant documents free of charge at the SEC’s Internet web site at www.sec.gov. Stockholders may also obtain free of charge the amended proxy statement and any other relevant documents by contacting the office of the Corporate Secretary at KCS’ principal executive offices at (816) 983-1538. Written requests should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). Such definitive amended proxy statement is not currently available. KCS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from KCS stockholders with respect to approval of certain actions in connection with the transaction. Information regarding these directors and executive officers and their beneficial ownership interests in KCS can be found in KCS’ proxy statement on Schedule 14A, filed with the SEC on April 5, 2004, in connection with the 2004 annual meeting of KCS stockholders. Investors may obtain additional information regarding the interests of such participants by reading the amended proxy statement filed in connection with the transaction when it becomes available.

KANSAS CITY SOUTHERN
KCSR, Tex Mex and TFM Operating Under Common Control
Omaha Springfield Kansas City St. Louis Birmingham Shreveport Meridian Dallas Mobile Houston New Orleans Port Arthur Laredo Corpus Christi Monterrey Brownsville San Luis Potosi Tampico Guadalajara Veracruz Mexico City Lazaro Cardenas

KANSAS CITY SOUTHERN
Strategic Rationale for a NAFTA Rail System
· Enhance shareholder value by achieving consolidation of rapidly expanding TFM affiliate in Mexico, with U.S. ownership
· Accretive transaction
· Strengthen KCSR/Tex Mex/TFM as the “NAFTA Railroad”
· Increase EPS contribution from faster-growing rail operations in Mexico
· Lengthen hauls through an “across-the-border” view

KANSAS CITY SOUTHERN
Common Control
KCS
Kansas City Southern Railway (KCSR)
Texas Mexican Railway (Tex Mex)
TFM
· KCS remains a U.S. corporation, headquartered in Kansas City, with three separate railroad companies that connect end to end to end and operate under integrated management — KCSR and Tex Mex are U.S. corporations — TFM is a Mexican corporation • Surface Transportation Board has approved KCS’ common control of KCSR and Tex Mex • Mexico’s Foreign Investment Commission has approved the foreign control of TFM
· Mexico’s Competition Commission has approved the transaction

KANSAS CITY SOUTHERN
Provides Enhanced Competition
· Three railroad companies connecting end to end to end
- Maintain the unique culture of each company — Operating under integrated management
- Only enhances competition-no reduction of competitors in any market
· No “2 to 1 points”
· No overlaps
· Common operating platform, MCS
- Provides common customer access, pro-active service management
- MCS already operating very effectively at KCSR
- Implemented at Tex Mex in 2004
- Planned implementation at TFM in 2005
· Tightly managed service across U.S.-Mexico border • Seamless service
- Southern Mexico to the heart of the U.S.
- Integrated operating system
- Integrated customer service

KANSAS CITY SOUTHERN
Combined Resources lead to Enhanced Product Offerings
· 1,020 locomotives
• 26,044 freight cars
· 119 transload/reload locations
• 12 intermodal ramps
• 13 ports
· 180 interchange points with other railroads

KANSAS CITY SOUTHERN
Amended Transaction Summary
· KCS Acquires Grupo TMM’s 38.8% effective ownership in TFM
· Consideration
- $200 million cash — 18 million shares of KCS
- $157 million in contingent payments over next 5 years, comprised of:
• $35 million in cash or KCS stock
• $35 million in KCS stock
• $40 million in 2010 escrow, payable in KCS stock
• $47 million note in escrow due June 2007, payable in cash or KCS stock
- $9 million cash for consulting agreement
- $9 million under consulting agreement upon resolution of certain disputes with Mexican government, payable in cash or KCS stock

KANSAS CITY SOUTHERN
Stockholders Agreement -Summary of Significant Terms
· Standstill Restriction
- Limits increase in ownership above 20% *
- Limits activity related to influencing control of KCS
- Requires reporting certain contacts by third parties
· Transfer Restriction
- Prohibits distribution to KCS competitors
- Prohibits distribution of more than 5% to single entity - Restricts tender/exchange offer participation
· Preemptive Rights Restriction
- Some limits on purchase of additional shares to maintain ownership %
* Other than through payments under the amended acquisition agreement

KANSAS CITY SOUTHERN
Registration Rights Agreement -Summary of Significant Terms
· No Registration during first 180 days following Closing
• Six Demand registrations
• One shelf registration
• Unlimited “piggy-back” registration rights
• KCS can delay filing registrations in certain events
• Stock to be registered
- Issued in lieu of cash
- Issued pursuant to Consulting Agreement
- Acquired on pre-emptive rights exercise
· Registration Expenses paid by KCS (exceptions)

KANSAS CITY SOUTHERN
Key Improvements in Contract Terms
Amended Deal Compared with April 2003 Deal
· No change in Board size or
• Board would have included composition two seats for TMM
· Holdbacks of $47 million (2007 escrow) and $ 40 million (2010 escrow) to
· No escrows protect KCS from surprises
• Capital markets flexibility: up to $91million of cash consideration
• No similar flexibility could be paid in KCS equity at KCS’s discretion
• KCS will manage integration
• Merger integration team from both companies

KANSAS CITY SOUTHERN
Other Key Provisions
· Interim Governance Arrangements
- Bylaw changes
- KCS Appointment of Secretary and Examiner (Comisario)
- KCS Transition Team
· Affiliate Agreements
- Some will continue, some will terminate and some KCS may terminate with notice
· General Indemnification
- KCS protected by TMM from major expenses associated with breaches of representations and warranties
· Suspension and Dismissal of Litigation
- Litigation suspended at signing
- Litigation dismissed at closing

KANSAS CITY SOUTHERN
Closing Protections
· TMM shareholder approval is NOT required and is not a condition to closing, but:
- The shares of TMM and its subsidiaries (TMMH and TMM Multimodal) will be placed at signing into voting trusts that provide unconditionally that the shares will be voted to approve the transaction ( meetings must be called within 45 days to consider the transaction) — The GTFM shares to be purchased will be held in escrow (in the United States)
· Only remaining required approvals
- Hart Scott Rodino approval
- KCS shareholder approval

KANSAS CITY SOUTHERN
Overview of GTFM and TFM Ownership Structure Post-Transaction Post-Transaction Today No VAT/No Put VAT/Put Settlement GTMM KCS KCS KCS 36.9% 75.4% 38.5%
100% * GTFM GTFM
24.6% 80% 24.6% 80% Mex. TFM Mex. TFM Gov’t 20% Gov’t TFM
20%
* Excludes interim consolidation steps, including dealing with TFM ownership position in GTFM

KANSAS CITY SOUTHERN
GTFM and TFM Economic Ownership
Post-Transaction Today No VAT/No Put
GTFM TFM GTFM TFM KCS 46.6% 37.3% 95.1% 76.1% TMM 48.5% 38.8% 0.0% 0.0% Mexican Gov’t 4.9% 23.9% 4.9% 23.9% Total 100.0% 100.0% 100.0% 100.0%

KANSAS CITY SOUTHERN
Comparison of Transaction Value
April 2003 Deal vs. Amended Transaction
(US $millions)
No VAT/No Put scenario
$553 $520
2007 Escrow *$47 * $429 $297 $297 Stock $212 Consulting Agreement $17 $23 $9 Compensation Cash$200 $200 $200
April 2003 Deal April 2003 Deal Amended Transaction at April 2003Today* Cash or stock at KCS’ Discretion

KANSAS CITY SOUTHERN
Cash in US $millions Equity in millions of KCS shares
Comparison of Deal Consideration Equity = $16.50/Share
No VAT= Put scenario
April 2003 Dec 2004
Cash Equity Total Cash Equity Total CHANGE
Base Consideration 200 18.0 497 200 18.0 497 0 VAT Earnout 0 0.0 0 0 0.0 0 0 2010 Escrow 0 0.0 0 0 0.0 0 0 2007 Escrow 0 0.0 0 0 2.8 47 47 Consulting Contract 2 1.3 23 9 0.0 9 (8) 202 19.3 520 209 20.8 553 39 Ownership Share of KCS 18.7% 21.0%

KANSAS CITY SOUTHERN
Cash in US $ millions Equity in millions of KCS shares
Comparison of Deal Consideration (continued) Equity = $16.50/Share
VAT= Put scenario
April 2003 Dec 2004
Cash Equity Total Cash Equity Total CHANGE
Base Consideration 200 18.0 497 200 18.0 497 0 VAT Earnout 100 0.0 100 35 2.1 70 (30) 2010 Escrow 0 0.0 0 0 2.4 40 40 2007 Escrow 0 0.0 0 47 0.0 47 47 Consulting Contract 2 2.1 36 18 0.0 18 (18)
302 20.1 633 300 22.5 672 39 Ownership Share of KCS 19.9% 22.3%

KANSAS CITY SOUTHERN
Comparison of Transaction Value April 2003 Deal vs. Amended Transaction
(US $millions)
VAT = Put scenario
$672 $633
2007 Escrow * $47 *
$538 $297 $297 Stock $212 VAT=Put 2010 Escrow Stock Earnout VAT=Put $40 Cash Earnout $100$100 VAT=Put $35 Consulting $35 * Cash $26 $36 $18(9/9 *) Earnout *
Agreement Compensation
Cash$200 $200 $200 April 2003 Deal April 2003 Deal Amended Transaction at April 2003 Today * Cash or stock at KCS’ Discretion

KANSAS CITY SOUTHERN
Comparison of Transaction Value April 2003 Deal vs. Amended Transaction
(US $millions)
VAT > Put scenario (maximum Earnout for TMM)
$713 $672 $618 2007 Escrow *$47 * $297 Stock$297 $212 VAT>Put2010 Escrow Stock Earnout VAT>Put Cash Earnout $180$180 Consulting $35 $40 $35 *VAT>Put Agreement $26 $36 $18(9/9 *)Cash CompensationEarnout * Cash$200$200$200 April 2003 Deal April 2003 Deal Amended Transaction at April 2003 Today * Cash or stock at KCS’ Discretion

KANSAS CITY SOUTHERN
Sources and Uses
US $ millions
No VAT/No Put scenario
Cash Uses: * Non-Cash Uses: *
***
Cash to TMM $200 Stock to TMM $297 18.0 mil. Shares Consulting Agreement 9 Note to TMM ** (Deferred Compensation) 47 Cash Uses $209 Non-Cash Uses $344
Cash Sources: Non-Cash Sources:
***
KCS Stock $297 18.0 mil. Shares Projected Unrestricted KCS Cash (as of 12/31/04) $130 Note to TMM
** (Deferred Compensation) 47 Additional Debt/Bank Financing 79
Non-Cash Sources $344 Cash Sources $209
* Excludes transaction costs
** Assumes payment to be made in cash, June 2007, but could be paid in KCS equity, Excludes accrued interest.
*** Assumes $16.50 per share (KCS closing price12/7/04)

KANSAS CITY SOUTHERN
Sources and Uses
US $ millions
VAT = Put scenario
Cash Uses: * Non-Cash Uses: *
***
Cash to TMM $200 Stock to TMM $297 18.0 mil. Shares Consulting Agreement 18 Stock Contingency **** Payment with VAT = Put 75 4.5 mil. Shares Cash Contingency Payment with VAT = Put 35 Note to TMM (Deferred ** Compensation) 47 Total Cash Uses $253 Non-Cash Uses $419
Cash Sources: Non-
Cash Sources:
***
Projected Unrestricted KCS KCS stock $372 22.5 mil. Shares Cash (as of 12/31/04) $130 Note to TMM (Deferred ** Additional Debt/Bank Financing 100 Compensation) 47 Existing Revolver 23 Cash Sources $253 Non-Cash Sources $419
* Excludes transaction costs
* * Assumes payment to be made in cash, June 2007, but could be paid in KCS equity, Excludes accrued interest.
*** Assumes $16.50 share per share (KCS closing price12/7/04) **** Assumes $40 mil. escrow and $35 mil. additional consideration is paid in stock as part of VAT/Put contingency payment.
Actual shares issued subject to VWAP — presentation assumes $16.50 share per share (KCS closing price12/7/04)

KANSAS CITY SOUTHERN
Purchase Price Summary No VAT/ No Put Settlement scenario 18 million shares issued @ $16.50 (closing 12/7/04) $297.0 Cash$200.0 Indemnity Note $47.0 Purchase total$544.0 Total value for TMM’s interest $544.0 TMM’s interest in TFM38.8% Implied equity value of TFM * $1,411.1 TFM debt $881.2 TFM cash $11.8 Implied Total Enterprise Value $2,280.5
Implied multiples: TFM metrics
LTM 9/30/04 Revenue $ 702.1 3.2 x LTM 9/30/04 EBITDA $ 249.7 9.1 x LTM 9/30/04 EBIT $ 160.9 14.7 x
* NOTES:
Includes $9 million consulting payment
TFM EBITDA GAAP reconciliation on page 31

KANSAS CITY SOUTHERN
Financial Summary
Income statement data *
(US $millions) KCS Grupo TFM consolidated combined consolidated
LTM 9/30/04 Revenues $613 $702 $1,315
LTM 9/30/04 EBITDA $140 $250 $390 margin 22.8% 35.6% 29.7%
LTM 9/30/04 EBIT $70 $162 $232 margin 11.5% 23.1% 17.6%
* NOTES:
KCS data exclusive of debt retirement costs booked in 1Q04 and increase in claims reserves booked in 4Q03 Grupo TFM results exclude impact of Mexrail transaction and VAT legal costs KCS consolidated LTM EDITDA and EBIT exclude KCS’ equity in earnings of Grupo TFM, resulting from existing 37.3% of effective ownership in TFM Combined amounts are presented only to demonstrate the relative size of KCS if the transaction is consummated. The combined amounts do not reflect the impacts of the application of purchase accounting and do not purport to reflect pro forma financial results as if the transaction had been consummated.
TFM EBITDA GAAP reconciliation on page 31

KANSAS CITY SOUTHERN
Financial Summary (continued)
Balance Sheet data 9/30/04 *
(US $millions)
KCS Grupo TFM consolidated consolidated combined Cash $170 $12 $182 Debt $571 $881 $1,452 Net debt $401 $869 $1,270
* NOTES:
Balance sheet data before acquisition financing. Source: Balance sheet data as of 9/30/04
Combined amounts are presented only to demonstrate the relative size of KCS if the transaction is consummated. The amounts do not reflect the impacts of the application of purchase accounting and do not purport to reflect pro forma balance sheet data as if the transaction had been consummated.

KANSAS CITY SOUTHERN
Valuation Summary: 38.8% of TFM Valuation Method Valuation Range Relevant Parameter
(US $ millions)
Transaction
Purchase Price $553
Consideration
Rail Industry 2004E EBITDA $400$600multiple: Trading Comparables 8.0x — 10.0x Rail Industry 2004E EBITDA $400$625multiple: Transaction Comparables 8.20x — 11.0x $300 $500 $700

KANSAS CITY SOUTHERN
Earnings Impact No VAT/ No Put Settlement scenario 2005 * 2006 * KCS stand alone EPS $0.67 $1.10
KCS (incl. TFM) EPS Higher Higher Benefit to KCS shareholders Accretive Accretive
* First Call Estimates 12/7/04

KANSAS CITY SOUTHERN
Illustrating Dilutive/Accretive Impacts of Transaction pro forma No VAT/No Put scenario 2005E 2006E Additional Near term Cost Savings Additional Near term & Revenue Opportunities Cost Savings & Revenue Opportunities
· Interest Costs
· Interest Costs • Car Hire • Car Hire • Insurance Costs • Insurance Costs
0% 0% Consolidating Consolidating TFM pro forma TFM pro forma Results Results Increased Increased number of number of shares shares

KANSAS CITY SOUTHERN
Illustrating Dilutive/Accretive Impacts of Transaction pro forma VAT = Put scenario Additional Near term Cost Savings & 2005E 2006E Revenue
Opportunities Additional Near term Cost Savings
& Revenue Opportunities
· Interest Costs • Car Hire • Interest Costs • Insurance Costs • Car Hire • Insurance Costs
0% 0%
Consolidating
Consolidating
TFM pro forma
TFM pro forma
Results
Results Increased Increased number of number of shares shares

KANSAS CITY SOUTHERN
Debt Profile: KCS KCS Summary Net Debt as of 9/30/04 pro forma pro forma US $millions Standalone No VAT/Put No VAT=Put
7.50% Senior Notes due June 2009 $ 200.0 $ 200.0 $ 200.0 9.50% Senior Notes due October 2008 200.0 200.0 200.0 Term Loan B due March 2008 150.0 250.0 250.0 Other Debt / Capital Lease Obligations 21.4 21.4 21.4 $100 million Revover 2 3.0 Total Debt $ 571.4 $ 671.4 $ 694.4 Cash (12/31/04 estimate) * (140.0) (31.0) (10.0) Total Net Debt $ 431.4 $ 640.4 $ 684.4
* Assumes $10 million of restricted cash
Debt Profile: TFM TFM Summary Net Debt as of 9/30/04 Amount Additional Comments US $millions 10.25% Senior Notes due June 2007 $150.0 Noncallable 11.75% Senior Discount Notes due June 2009 443.5 Callable at par 12.50% Senior Notes due June 2012 180.0 Callable on or after:
June 2007 @ $106.25 June 200
8 @ $104.17 June 2009 @ $102.08 June 2010 @ $1
00.00
Bank Term Loan and Other Debt 135.1 Includes capital lease obligations Total Debt $908.6 Cash (11.8) Total Net Debt $896.8

KANSAS CITY SOUTHERN KANSAS CITY
North American Rail Coverage
with marketing alliances and connections

Kansas City Southern GAAP Reconciliation
TFM Last Twelve Months Pro Forma EBITDA millions $US Twelve Months ended Unaudited September 30, 2004 Net Income $ 23.1 Add loss on Equity in Mexrail 0.8 Minority Interest 6.0
Income before Investment and Minority Interest 29.9 Tax Benefit (40.0) Interest Expense 111.6 Depreciation and Amortization 88.8 Other Expense 30.0 Impact of foreign currency devaluation 29.5
ProForma EBITDA $ 249.7
Note: ProForma EBITDA excludes impact of VAT Legal Fees and expenses related to the Mexrail transaction (included in Other Expenses) and impact of foreign currency losses
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